                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                ________________

                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)______
                                ________________

                 FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)


              United States                     13-3781471
     (Jurisdiction of incorporation          (I.R.S. Employer
     or organization if not a U.S.          Identification No.)
         national bank)


    100 Wall Street, New York, NY                  10005
 (Address of principal executive offices)       (Zip Code)
                                 ______________

                           FOR INFORMATION, CONTACT:
                         Dennis J. Calabrese, President
                 First Trust of New York, National Association
                          100 Wall Street, 16th Floor
                              New York, NY  10005
                                 (212) 361-2506
                                ________________

                             PROVIDIAN CORPORATION
              (Exact name of obligor as specified in its charter)

               Delaware                         51-0108922
     (State or other jurisdiction of          (I.R.S. Employer
     incorporation or organization)          Identification No.)

                             400 West Market Street
                           Louisville, Kentucky 40232
                                ________________

                                DEBT SECURITIES
                      (Title of the indenture securities)

Item 1.    GENERAL INFORMATION.

     Furnish the following information as to the trustee --

     (a) Name and address of each examining or supervising authority to which it is subject.

                Name                     Address
                ----                     -------

     Comptroller of the Currency      Washington, D.C.

     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

Item 2.    AFFILIATIONS WITH THE OBLIGORS.

     If any obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16.    LIST OF EXHIBITS.

          1. Articles of Association of First Trust of New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

          2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

          3. Authorization of First Trust of New York, National Association, to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

          4. By-Laws of First Trust of New York, National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 33-83774.

          5.   Not applicable.

          6. Consent of First Trust of New York, National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

          7. Report of Condition of First Trust of New York, National Association, as of the close of business on June 30, 1996, published pursuant to law or the requirements of its supervising or examining authority.

          8.   Not applicable.

          9.   Not applicable.


                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of July, 1996.


                              FIRST TRUST OF NEW YORK,
                               NATIONAL ASSOCIATION



                              By: /s/ MARLENE J. FAHEY
                                  --------------------
                                    Marlene J. Fahey
                                    Vice President

                                                                       Exhibit 7
                                                                       ---------

                         FIRST TRUST OF NEW YORK, N.A.
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 06/30/96

                                    ($000'S)

                                                                          06/30/96
                                                                          --------

ASSETS
 Cash and Due From Depository Institutions                                $ 29,167
 Federal Reserve Stock                                                       3,658
 Fixed Assets                                                                  707
 Intangible Assets                                                          82,730
 Other Assets                                                                8,084
                                                                          --------
  TOTAL ASSETS                                                            $124,346

LIABILITIES
 Other borrowed money (with a remaining maturity of one year or less)           23
 Other Liabilities                                                           6,184
                                                                          --------
  TOTAL LIABILITIES                                                          6,207

EQUITY
 Common and Preferred Stock                                                  1,000
 Surplus                                                                   120,932
 Undivided Profits                                                          (3,793)
                                                                          --------
  TOTAL EQUITY CAPITAL                                                     118,139

TOTAL LIABILITIES AND EQUITY CAPITAL                                      $124,346
                                                                          --------


To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, N.A


By:  /s/ Marlene J. Fahey
     --------------------
     Vice President


Date: August 5, 1996